                                                                    Exhibit 24.4


                             BONNEAU HOLDINGS, INC.


          POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT ON FORM S-4


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Gerald F. Cerce, Duane M. DeSisto and Stephen J. Carlotti, and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of the undersigned, individually and in each capacity stated below, a Registration Statement on Form S-4 of Bonneau Holdings, Inc. (the "Company") relating to the 10 3/4% Series B Notes due 2006 of AAi.FOSTERGRANT, Inc. ("AAi") and the Guarantees of the 10 3/4% Series B Notes due 2006 by several of AAi's subsidiaries, including the Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.

         Signature                         Title                      Date
         ---------                         -----                      ----

/s/ Gerald F. Cerce               President and Director          August 4, 1998
-------------------------      (Principal Executive Officer)
Gerald F. Cerce

/s/ Duane M. DeSisto       Chief Financial Officer and Director   August 4, 1998
-------------------------     (Principal Financial Officer)
Duane M. DeSisto

/s/ Stephen J. Korotsky                 Controller                August 4, 1998
-------------------------     (Principal Accounting Officer)
Stephen J. Korotsky

/s/ John H. Flynn, Jr.                   Director                 August 4, 1998
-------------------------
John H. Flynn, Jr.